UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________
FORM 8-K
__________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 18, 2022
__________________
THE HOME DEPOT, INC.
(Exact Name of Registrant as Specified in Charter)
 __________________

Delaware	1-8207	95-3261426
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2455 Paces Ferry Road, Atlanta, Georgia 30339
(Address of Principal Executive Offices) (Zip Code)
(770) 433-8211
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
 __________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.05 Par Value Per Share	HD	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On May 18, 2022, the Leadership Development and Compensation Committee (“LDC Committee”) of the Board of Directors (the “Board”) of The Home Depot, Inc. (the “Company”) approved the Company's amended and restated Management Incentive Plan (the “Amended and Restated MIP”). The primary purpose of the amendment and restatement was to remove provisions related to the performance-based compensation exception under Internal Revenue Code § 162(m) and other conforming changes, including aligning with similar changes in the Company’s amended and restated Omnibus Stock Incentive Plan approved by the shareholders at the Company’s Annual Meeting of Shareholders held May 19, 2022 (the “Omnibus Plan”). The Amended and Restated MIP also permits the LDC Committee to adjust performance targets during a performance period due to an event occurring or existing after the establishment of the target.
Also on May 18, 2022, the LDC Committee adopted new forms of Executive Officer Equity Award Agreements (the “Executive Officer Award Agreements”) and a new form of Nonemployee Director Deferred Share Award Agreement (the “Deferred Share Award Agreement” and together with the Executive Officer Award Agreements, the “Award Agreements”) with respect to the granting of performance shares, performance-based restricted stock, nonqualified stock options, and deferred shares under the Omnibus Plan. The new Executive Officer Award Agreements will be used for awards to executive officers under the Omnibus Plan made on or after May 19, 2022, and the new Deferred Share Award Agreement will be used for awards to nonemployee directors under the Omnibus Plan made on or after May 19, 2022. The Award Agreements have been updated to align with the changes in the Omnibus Plan, as well as other ministerial and conforming changes. Otherwise, the terms of the Executive Officer Award Agreements are substantially similar to those in the forms of executive officer award agreements last approved by the LDC Committee in February 2021 and November 2020 and disclosed by the Company in its Current Report on Form 8-K filed on March 1, 2021 and its Quarterly Report on Form 10-Q filed on November 24, 2020 (Exhibit 10.4), respectively, and the terms of the Deferred Share Award Agreement are substantially similar to those in the form of deferred share award agreement last approved by the LDC Committee in November 2017 and disclosed by the Company in its Annual Report on Form 10-K filed on March 23, 2017 (Exhibit 10.21).
The foregoing summary is qualified by reference to the Amended and Restated MIP and the Award Agreements, which are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference herein.
Item 5.07.    Submission of Matters to a Vote of Security Holders.

The 2022 Annual Meeting of Shareholders of The Home Depot, Inc. (the “Company”) was held on May 19, 2022. Below are the final vote results from the meeting.
Proposal 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
Gerard J. Arpey	711,382,095	20,116,182	2,778,695	143,770,510
Ari Bousbib	705,225,758	27,493,763	1,557,451	143,770,510
Jeffery H. Boyd	692,361,485	39,136,855	2,778,632	143,770,510
Gregory D. Brenneman	673,350,957	59,386,571	1,539,444	143,770,510
J. Frank Brown	709,572,094	23,161,327	1,543,551	143,770,510
Albert P. Carey	623,001,264	108,489,722	2,785,986	143,770,510
Edward P. Decker	728,336,490	4,432,400	1,508,082	143,770,510
Linda R. Gooden	725,905,497	6,977,727	1,393,748	143,770,510
Wayne M. Hewett	725,444,716	7,301,305	1,530,951	143,770,510
Manuel Kadre	721,086,208	11,625,083	1,565,681	143,770,510
Stephanie C. Linnartz	715,491,064	16,096,573	2,689,335	143,770,510
Craig A. Menear	713,202,041	19,728,773	1,346,158	143,770,510
Paula Santilli	729,991,601	2,855,472	1,429,899	143,770,510
Caryn Seidman-Becker	720,961,380	11,895,020	1,420,572	143,770,510

Proposal 2: The appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal 2022 was ratified.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
830,660,746	45,818,832	1,567,904	N/A
Proposal 3: An advisory vote on executive compensation (“Say-on-Pay”) was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
694,602,306	36,806,742	2,867,924	143,770,510
Proposal 4: The Company’s Omnibus Stock Incentive Plan, as Amended and Restated May 19, 2022, was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
702,800,699	28,854,391	2,621,882	143,770,510
Proposal 5: A shareholder proposal to reduce the threshold for calling special shareholder meetings was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
280,029,241	448,965,553	5,282,178	143,770,510
Proposal 6: A shareholder proposal regarding an independent chair of the Board was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
167,804,445	532,927,235	33,545,292	143,770,510
Proposal 7: A shareholder proposal regarding a political contributions congruency analysis was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
311,404,280	419,594,568	3,278,124	143,770,510
Proposal 8: A shareholder proposal regarding a report on gender and racial equity on the Board was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
98,650,250	627,101,430	8,525,292	143,770,510
Proposal 9: A shareholder proposal regarding a report on deforestation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
469,758,767	256,769,584	7,748,621	143,770,510
Proposal 10: A shareholder proposal regarding a racial equity audit was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
455,281,245	269,989,425	9,006,302	143,770,510

Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
10.1	The Home Depot Amended and Restated Management Incentive Plan
10.2
Form of Executive Officer Equity Award Agreement (Performance Shares, Performance-Based Restricted Stock and Nonqualified Stock Options) Pursuant to The Home Depot, Inc. Omnibus Stock Incentive Plan, as Amended and Restated May 19, 2022

10.3	Form of Executive Officer Equity Award Agreement (Restricted Stock and Nonqualified Stock Options) Pursuant to The Home Depot, Inc. Omnibus Stock Incentive Plan, as Amended and Restated May 19, 2022
10.4	Form of Nonemployee Director Deferred Share Award Agreement Pursuant to The Home Depot, Inc. Omnibus Stock Incentive Plan, as Amended and Restated May 19, 2022
104	The cover page of this Current Report on Form 8-K formatted in Inline XBRL (included as Exhibit 101).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HOME DEPOT, INC.

Date: May 24, 2022	By:	/s/ Teresa Wynn Roseborough
	Name:	Teresa Wynn Roseborough
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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